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                     RETAIL CLASS OF AIM EQUITY FUNDS, INC.

                           AIM AGGRESSIVE GROWTH FUND

                         Supplement dated June 5, 1997
                    to the Prospectus dated January 15, 1997
                         as revised March 17, 1997 and
                          as supplemented May 20, 1997


         This Supplement replaces in its entirety the "Supplement dated May 20, 1997 to the Prospectus dated January 15, 1997 as revised March 17, 1997."

         Effective as of the close of business June 5, 1997, AIM Aggressive Growth Fund (the "Fund") closed to new investors. New account purchase orders were not accepted after such date except those postmarked on or before June 5, 1997.

         The Fund has reached a size in assets under management where, due to the limited size of the market of common stocks of small capitalized companies, it will be increasingly difficult to satisfy its investment objectives and guidelines, if the Fund continues to accept new investors.

         The Fund may resume sales of its shares to new investors at some future date if the Board of Directors determines that it would be in the best interests of shareholders.